Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio
Protective Life Dynamic Allocation Series – Growth Portfolio
Protective Life Dynamic Allocation Series – Moderate Portfolio

(collectively, the “Portfolios”)

Supplement dated July 24, 2026

to Currently Effective Statement of Additional Information (“SAI”)

The Board of Trustees of the Clayton Street Trust (the “Trust”) has appointed Michelle Dunstan to serve as President and Chief Executive Officer of the Trust, following Nicholas Cherney’s resignation from his role as President and Chief Executive Officer of the Trust, all effective July 15, 2026.

As a result of the aforementioned change, effective immediately, the SAI for the Portfolios is amended as follows:

1.	Under the table titled “Officers” in the Trustees and Officers section of the Portfolios’ SAI, the following information replaces the corresponding information in its entirety:

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michelle Dunstan 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	07/26-Present	Chief Responsibility Officer at Janus Henderson Investors (since 2023). Formerly, Chief Responsibility Officer (2021-2023) and Global Head of Responsible Investing (2020-2021) at AllianceBernstein.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

2.	All references to Nicholas Cherney are deleted from the SAI.

Please retain this Supplement with your records.